Exhibit 10.8

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONTRACT OF SALE WITH RESERVATION OF OWNERSHIP OF MINING EQUIPMENT ENTERED INTO ON THE ONE HAND BY THE COMPANY CALLED [***] REPRESENTED IN THIS ACT BY MR. [***], HEREINAFTER REFERRED TO AS THE "SELLER"; AND ON THE PART OF THE COMPANY CALLED [***] REPRESENTED IN THIS ACT BY MISS [***], HEREINAFTER REFERRED TO AS THE "BUYER"; TOGETHER, THE "SELLER" AND THE "BUYER" SHALL BE REFERRED TO AS THE "PARTIES", WHO AGREE TO BE SUBJECT TO THE FOLLOWING BACKGROUND, DECLARATIONS AND CLAUSES.

D E C L A R A C I O N E S

I.	The "SELLER" declares in its own right and under oath to tell the truth, that:
i.	It is a legal entity duly constituted by the laws of the Mexican United States, as evidenced by public instrument number 36,539 (thirty-six thousand five hundred and thirty-nine) dated March 14 (fourteen) of 1996 (nineteen hundred and ninety-six), granted in the presence of Adrián R. Iturbide Galindo, Notary Public number 139 of the then Federal District, and whose first original was duly registered under electronic mercantile folio number 75811-1, in the Public Registry of Commerce of Torreón, Coahuila dated December 10 (ten) of 2003 (two thousand and three).
ii.	Its legal representative has the sufficient and necessary powers to bind its client under the terms of this "CONTRACT", in accordance with Public Deed 30,789 dated April 25, 2004 executed before Mr. Guillermo Aarón Vigil Chapa, holder of Notary Public number 247 of Mexico City, which to date have not been revoked or limited in any way.
iii.	For the purposes of this "CONTRACT", it indicates as its domicile to hear and receive notifications the one located at Calle Río Támesis No. 2505, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, Mexico.
iv.	As the legal representative of [***], you have the necessary and sufficient legal capacity to enter into this "CONTRACT". This "CONTRACT" and the execution of the transactions contemplated in this "CONTRACT" have been authorized by all necessary corporate actions by the "VENDENDOR".
v.	It is the owner and therefore the legitimate owner of: the Mining Equipment for underground and surface use, furniture and assets and buildings on the site of the "Velardeña Mine", and the light vehicles that are on site, described in Annex 1; (hereinafter "THE ASSETS").
vi.	It is his will to transfer to the "BUYER", by means of this instrument, the full ownership of "THE ASSETS", referred to in his declaration of which he is the legitimate owner and owner, which has been mentioned in paragraph v. above, with all that in fact and by law corresponds to him.

vii.	It informed and provided in a timely manner, all the information and documentation requested in writing by the "BUYER", regarding the legal and financial situation of the company of the "SELLER".
viii.	Under oath to tell the truth, that your goods and/or resources, as well as "THE ASSETS" subject matter of this "CONTRACT", do not come directly or indirectly from illicit activities or from any other activity or act that could favor the actualization of the alleged -crimes- of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.
II.	The "BUYER" declares in his own right, and under oath to tell the truth, that:
i.	It is a legal entity duly constituted by the laws of the Mexican United States, as evidenced by public instrument number 2,239 (two thousand two hundred and thirty-nine) dated September 23 (twenty-three) of September 2021 (two thousand twenty-three), granted before the faith of Mr. Juan Carlos Gallegos Isais, Notary Public number 1 of the City of Victoria, Durango, and that, in accordance with its corporate purpose, it is authorized to enter into contracts with the mining activity and for such reasons, it is authorized to enter into this "CONTRACT" and be bound by the terms and conditions established in this "CONTRACT".
ix.Its Federal Taxpayer Registry is PYM2109235A5.
x.	For the purposes of this "CONTRACT" it indicates as its domicile to hear and receive notifications the one located at Calle del Azor No. 517 Col. Ex Hacienda Antigua Los Ángeles, Torreón, Coahuila, Mexico C.P. 27260
xi.	It is interested in acquiring from the "SELLER", by means of this instrument, the ownership of all "THE ASSETS" referred to in subsection v of the respective declarations of the "SELLER".
xii.It has sufficient resources to acquire "the assets" from the "SELLER".
xiii.	Under oath to tell the truth, that your resources and/or assets, to obtain "THE ASSETS" subject matter of this "CONTRACT", do not come directly or indirectly of illicit activities or any other activity or act that could favor the actualization of the alleged crimes of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.

xiv.	You enter into this "CONTRACT" and purchase "THE ASSETS" with "ALL RIGHTS AND OBLIGATIONS INCORPORATED INTO "THE ASSETS" on the understanding that the status of "THE ASSETS" is accepted "AS IS, AS IS, WITH ALL ITS FAULTS". Except as provided in Declarations I above and Clause 4 of this Agreement, neither "SELLER" nor any other person is making any express or implied representations or warranties with respect to "THE ASSETS", on behalf of "SELLER", and "SELLER" disclaims any other representations or warranties. To the extent that any other material or information has been provided to "BUYER", "BUYER" expressly disclaims the accuracy or completeness of such material or information.
xv.	You understand and accept that the purchase and sale of "THE ASSETS" includes those assets mentioned in statement I subsection v of this "CONTRACT".

III. The "PARTIES" jointly declare, through their legal representative and in their own right respectively, under oath to tell the truth, that:

i.	They mutually recognize the personality and character with which they respectively hold each other at the conclusion of this "CONTRACT".
ii.	The execution of this "CONTRACT" does not violate or transgress any type of contract and/or agreement previously entered into, and they declare that there is no bad faith, fraud, error, deception or any other vice of consent.
iii.	The conclusion of the "CONTRACT" is the desire of the "PARTIES" to suit their interests.

In addition to all of the above, the "PARTIES" declare that they mutually recognize the capacity and personality under which they appear at the signing of this instrument and assume as true the above statements subject to the tenor of the following:

C L Á U S U L A S:

1. Purpose.

1.1.The "SELLER" Sell with reservation of title to "BUYER", "THE ASSETS", through the figure of sale, free of any charge, encumbrance, by means of a certain and determinable price in money, and subject to the total payment of the price agreed in Clause 2, he will transfer the character of owner, use, domain and, with this, acquire all the rights and obligations inherent and derived from it.

1.2.The "BUYER" Acquired "THE ASSETS" once paid in full and you agree to receive them in the condition in which they are, on the understanding that the "SELLER" does not make any declaration or guarantee, except as expressly indicated in numeral I of the chapter on Declarations and Clause 4, with respect to the financial, legal, tax, operational, administrative or any other nature of the "SOCIETY".

2. Price and method of payment.

2.1.As a price for the transmission of "THE ASSETS"the "BUYER" is obliged to pay the "SELLER", the total amount of US $1,000,000.00 (One Million Dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus the Value Added Tax (VAT), an amount that was set by mutual agreement by both "PARTIES" and that both recognize that it is their just and real value.

2.2.The "BUYER" In this act, you are obliged to pay the total price indicated in the previous paragraph, in accordance with the following payment table, with each payment backed by a respective promissory note:

Payment	AMOUNT	PAYMENT DATE
1

US $200,000.00 (Two hundred thousand dollars 00/100 legal tender of the United States of America) or its equivalent in national currency. The Value Added Tax (VAT) of this advance payment will be paid to  the SELLER no later than May 20, 2024.

April 22, 2024 Advance Payment
2	US $300,000.00 (Three hundred thousand dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus Value Added Tax (VAT).	May 20, 2024 Final Payment

2.3.The "BUYER" is obliged to pay on the dates established above or on the business day following by deposit or bank transfer, to the following bank account:

Bank: [***]
Account: [***]

2.4.Manifests the "SELLER" that the agreed price is fair and will constitute the full payment of any rights that you had for the transfer of "THE ASSETS" subject matter of this "CONTRACT".

2.5.In the event that the "BUYER" does not make the second payment established in the payment table mentioned in Clause Two Subsection 2.2 on time, the "PARTIES" agree that the "SELLER" will interpret these actions as a refusal on the part of the "BUYER" to continue with the provisions of this "CONTRACT" and the present "CONTRACT", shall be terminated and the "BUYER" accepts and acknowledges that the first payment made will be in favor of the "SELLER" as compensation for the termination of the "CONTRACT”. The foregoing is without prejudice to any other recourse that the "SELLER" in accordance with this Agreement or applicable law.

2.6.In terms of the provisions of Article 2312 of the Federal Civil Code, the "SELLER" the domain of "THE ASSETS" until the price has been paid in full by the "BUYER".

3.De the transfer of property and its effects.

3.1. The "PARTIES" agree that, once the full payment is accredited in the terms and terms indicated in Clause 2.2, the "SELLER" will transfer the full ownership and release the reservation of title in favor of the "BUYER" of "THE ASSETS", so that the "SELLER" (i) does not reserve any action or right except as indicated in this "CONTRACT" and; (ii) guarantees to the "BUYER" that "THE ASSETS" object of the purchase and sale consigned in this instrument, have no limitation, charge or encumbrance whatsoever.

3.2. Therefore, once the total payment of "THE ASSETS" is accredited in the terms and terms indicated in Clause 2.2, the "SELLER" will transfer to the "BUYER" the character of owner and all the rights and obligations inherent and derived from them.

3.3. The "SELLER" is responsible for the care and conservation of the "ASSETS" until the date of the second payment set out in Clause 2.2.

3.4. Likewise, the "BUYER"  declares that he accepts the ownership of "THE ASSETS", in whose transfer all his rights and obligations are inherently transferred, acquiring from this moment the total responsibility for the same and releasing the "SELLER" from all responsibility in this regard, obliging himself to take it out in peace and safe for any related contingency that may arise.

4. Warranties of the "SELLER":

4.1. The "SELLER" hereby warrants to the "BUYER", in addition to any representations, representations, warranties, or obligations contained in this "CONTRACT", as of the date of execution of this "CONTRACT" that:

4.1.1. The background of this "CONTRACT" and the statements made by the "SELLER" are true, and they recognize that such statements and background have been the determining reason for the will of the "BUYER" to acquire "THE ASSETS" object of the purchase and sale set forth in this instrument.

4.1.2. The "BUYER" knows and accepts the current state of each of "THE ASSETS". The "SELLER" has provided the "BUYER" with all the current information in a precise and truthful form of "THE ASSETS", without any alterations, inaccuracies, errors or modifications in them, but they physically correspond to their content, so there are no reports, minutes or entries additional or different from the information provided previously.

4.2. The "SELLER" will deliver the available information related to the assets mentioned in statement I subsection v of this "CONTRACT", which may be: databases, copy of original deeds, location plan, and all the information available.

5.Taxes and expenses.

5.1. The taxes, expenses and fees that may be generated by virtue of this "CONTRACT" will be paid by the "BUYER" in the terms of the applicable and current legislation.

In accordance with the terms of the Value Added Tax Law, for the payment received by the "SELLER", it will expressly transfer and itemize the corresponding Value Added Tax, in accordance with the applicable articles of the aforementioned Law, as well as applicable articles of the Federal Tax Code.

6.Notifications and addresses.

6.1. All notices and notifications between the "PARTIES" must be made in writing and delivered either personally or by certified mail with acknowledgement of receipt, to the addresses indicated by each of the "PARTIES" in their respective declarations, unless the "PARTIES" notify their change of address at least 15 fifteen calendar days prior to its becoming effective.

7.Headlines.

7.1. The "PARTIES" agree that the headings that appear at the beginning of each of the clauses of this "CONTRACT" have only been inserted for reference purposes and should not be considered at any time as a means of interpretation of this "CONTRACT".

8.Modifications and full agreement.

8.1. This "CONTRACT" may not be modified, except by agreement of the "PARTIES" granted in writing with the same formalities of this document.

8.2. This "CONTRACT" represents the entire agreement between the "PARTIES" and therefore renders null and void any other verbal or written agreement that may have existed between the "PARTIES" prior to this instrument.

9.Jurisdiction, competence and applicable law.

9.1. The "PARTIES" agree that the interpretation, compliance and execution of this "CONTRACT" will be in accordance with the federal legislation in force and applicable in Mexico, and expressly submit to the competence and jurisdiction of the competent courts in the city of the City of Torreón, Coahuila, expressly waiving any other jurisdiction than for domicile issues,  place of execution of the commission object of this "CONTRACT", nationality of the "PARTIES", or any other, may correspond to them.

9.2. The "PARTIES" agree that the "CONTRACT" and any other document contemplated in this "CONTRACT" will be drafted only in the Spanish language.

Limitation of Liability.

Notwithstanding anything to the contrary in this Agreement, in no event shall any of the parties , or any of their shareholders, affiliates, subsidiaries, directors, officers, employees, or agents be liable for any special, incidental, indirect, exemplary, punitive, consequential, or punitive damages (including loss of profits, lost revenue, or lost sales) in connection with any claim,  loss, damage or injury arising out of such party's conduct under this "CONTRACT" or for any tort liability, regardless of whether or not the breaching party was advised of the possibility of such damages.

The "PARTIES" being aware of the content and scope of this "CONTRACT", they declare themselves in agreement with the content of this "CONTRACT", and recognize that in the execution of this there was no fraud, error, bad faith or any other defect of consent, and ratify and sign it in the presence of two witnesses, who also signed, in the city of Torreón,  Coahuila, on April 29 (twenty-nine), 2024 (two thousand and twenty-four).

Signature sheet of the Purchase and Sale Agreement with Reservation of Ownership of Assets entered into on April 29, 2024 between [***] and [***]

THE "BUYER"

[***]
Represented at this event by
[***]

THE "SELLER"

[***]
Represented at this event by
[***]

ANNEX 1

ASSETS – MACHINERY AND EQUIPMENT

LIST OF ACCOUNTS RECORDED IN FIXED ASSETS - [***]
ASSET TYPE	ACCOUNT	ASSET DESCRIPTION	LOCATION
Car hire	1500-11	NISSAN NP 300 2015 NO DE PLACA EU-6873-B 05	SAN MATEO WORKSHOP
Car hire	1500-11	NISSAN NP 300 2015 NO DE PLACA EU-9519-B 07	SAN MATEO MECHANICAL WORKSHOP COURTYARD
Car hire	1500-11	TOYOTA HILUX 2021 PLATE NO. EU-7859-B	SAN MATEO MECHANICAL WORKSHOP COURTYARD
Car hire	1500-11	TOYOTA HILUX 2021 PLATE NO EU-7861-B	SAN MATEO MECHANICAL WORKSHOP COURTYARD
TRACTORS INSIDE THE MINE	1200-22	DODGE RAM 2500 (WIDE) PLATE NO. EU-7858-B	SAN MATEO MINE
MOBILE MONITORING EQUIPMENT	1200-22	Kubota TRV 900 in Vehiku 05	SAN MATEO MINE
TRACTORS INSIDE THE MINE	1200-22	TRACTOR AGRICOLA MASSEY FERGUSON 1	SAN MATEO MINE
TRACTORS INSIDE THE MINE	1200-22	TRACTOR AGRICOLA MASSEY FERGUSON 2 (REPARACION MENOR)	SAN MATEO MINE
TRACTORS INSIDE THE MINE	1200-22	TRACTOR AGRICOLA MASSEY FERGUSON 3 (REPARACION MENOR)	SAN MATEO MINE
MOBILE MONITORING EQUIPMENT	1200-22	Kubota TRV 900 03 in Vehiku	SAN MATEO MINE
MOBILE MONITORING EQUIPMENT	1200-22	KUBOTA RTV1140CPX-H X-PISO 10 VEHICLE	SAN MATEO MINE
MOBILE MONITORING EQUIPMENT	1200-22	KUBOTA UTILITY VEHICLE MODEL RVT 900 06	SAN MATEO MINE
TRUCKS	1500-23	CHASIS CORAZA INTERNATIONAL 3300 BUS	SAN MATEO MINE
TRUCKS	1500-23	CHASIS INTERNATIONAL 4400 250 PIPE	SAN MATEO WORKSHOP
TRUCKS	1500-23	SOTOMEX 41-PASSENGER URBAN BODY (FLAT BUS)	SAN MATEO WORKSHOP
LOW-PROFILE TRUCKS	1500-25	DT-704 05 LOW PROFILE TRUCK	SAN MATEO MINE
LOW-PROFILE TRUCKS	1500-25	DT-704 06 LOW PROFILE TRUCK	SAN MATEO MINE
LOW-PROFILE TRUCKS	1500-25	LOW PROFILE TRUCK ATLAS COPCO MT431 07 (MISSING COMPUTER)	SAN MATEO MINE
LOW-PROFILE TRUCKS	1500-25	LOW PROFILE TRUCK ATLAS COPCO MT431 08 (MISSING COMPUTER)	SAN MATEO MINE
LOW-PROFILE TRUCKS	1500-25	Sandvik th 320 09	SAN MATEO MINE
LOW-PROFILE TRUCKS	1500-25	Sandvik th 320 10	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	ATLAS COPCO-ST1030 NO 25 (FOR ENGINE AND TRANSFER CASE REPAIR)	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	SANDVIK-LH203 19	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	SANDVIK-LH203 26	SAN MATEO MINE

LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	SANDVIK-LH203 27	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	ATLAS COPCO-ST1030 OF 17	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	SANDVIK-LH203 28	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	SANDVIK-LH203 30	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)	1500-26	SANDVIK-LH203 20 (REQUIRES MAJOR REP.)	SAN MATEO MINE
FRONT LOADER	1500-27	CAT 930G LOADER	FLOOR II
FRONT LOADER	1500-27	CAT 950G LOADER	SAN MATEO MINE
FRONT LOADER		CAT 916 LOADER	SAN MATEO MINE
SURFACE BACKHOE LOADER	1500-27	CAT 420 BACKHOE EXCAVATOR AND ACCESSORIES BASKET 420 ARM CAT420	SAN MATEO MINE
SURFACE BACKHOE LOADERS	1500-27	CAT 416 E BACKHOE LOADER	FLOOR II
SURFACE MOTOR GRADER	1500-27	MOTOR GRADER 140M MOD.140M M15316	SAN MATEO MINE
UTILITY EQUIPMENT SURFACE FLOOR II	1500-27	TELEHANDLER CAT 580B SERIES: CATTH580JSLH01098 1	FLOOR II
MINE SURFACE UTILITY EQUIPMENT		TELEHANDLER CAT 580B SERIES: CATTH580JSLH 2	SAN MATEO MINE
JUMBOS	1500-28	BOOMER S1D 1	SAN MATEO MINE
JUMBOS	1500-28	BOOMER S1D 3	SAN MATEO MINE
SURFACE LOADERS		M263B CAT BOB CAT SKID STEER LOADER	FLOOR I
ACCESSORIES FOR BACKHOE LOADERS SURFACE		HYDRAULIC BREAKER HAMMER (2 PCS) for backhoe loader	SAN MATEO MINE
LOW PROFILE LOADERS (SCOOPTRAM)		SCOOP 1/2 YD3 MCA JCI 50M (INCOMPLETO)	SAN MATEO MINE
MINE EXPLORATION		MAQ. BAZUCAS EXPLORATION 24 76	SAN MATEO MINE
COMPRESSORS		SULLAIR TS-20-250-601200 PCM	SAN MATEO MINE
COMPRESSORS		INGERSOLLRAND SSR-EPE300 1200 PCM (DAMAGED SYSTEM. ELECTRIC)	SAN MATEO MINE
COMPRESSORS		GARDNER DENVER EAU99P 1200 PCM	SAN MATEO MINE
COMPRESSORS		INGERSOLLRAND P375WCU (DIESEL)	SAN MATEO MINE
COMPRESSORS		INGERSOLLRAND 185WJD DIESEL (COMPRESSOR UNIT MISSING)	SAN MATEO MINE
ALIVA CONCRETE CASTER		AL-252 CONCRETE CASTER (MINOR REP.)	SAN MATEO MINE
TRAILER		TRAILA 01	SAN MATEO MINE
TRAILER		TRAILA 02	SAN MATEO MINE
TRAILER		TRAILA 03	SAN MATEO MINE
TRAILER		TRAILA 04	SAN MATEO MINE
MANTEO WINCH IN DOUBLE DRUM THROWS		ELECTRIC MALLACATE 2 DRUMS 200 HP 2 MOTORS CAP 400-500 MTS PROF. 500 TPD	MINA SANTA JUANA (NIV 1720)
VENTILATION EQUIPMENT	1	125 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	2	125 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	3	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	4	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	5	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	6	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	7	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	8	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	9	15 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	10	250 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	11	250 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	12	250 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	13	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	14	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	15	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	16	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	17	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	18	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	19	2X15 FAN EQUIPMENT	SAN MATEO MINE

VENTILATION EQUIPMENT	20	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	21	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	22	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	23	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	24	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	25	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	26	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	27	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	28	2X15 FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	29	3 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	30	50 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	31	50 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	32	50 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	33	60 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	34	60 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	35	7.5 HP FAN EQUIPMENT	SAN MATEO MINE
VENTILATION EQUIPMENT	36	75 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	37	75 HP FAN SYSTEM	SAN MATEO MINE
VENTILATION EQUIPMENT	38	75 HP FAN SYSTEM	SAN MATEO MINE
DRILLING MACHINES	1	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	2	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	3	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	4	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	5	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	6	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	7	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	8	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	9	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	10	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	11	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	12	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	13	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	14	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	15	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	16	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	17	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	18	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	19	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	20	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	21	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	22	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	23	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	24	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	25	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	26	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	27	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	28	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	29	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	30	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	31	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	32	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	33	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	34	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	35	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	36	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)
DRILLING MACHINES	37	JACKLEG TYPE DRILLING MACHINE RNP SF83	SANTA JUANA MINE WAREHOUSE)

LOT OF LAGGING AND DRAGGING EQUIPMENT (WINCHES AND CREPES) FOR MINING
ASSET TYPE	ACCOUNT	ASSET DESCRIPTION	LOCATION
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	1	SLUSHER 7.5 HP AIR USED IR (2 UNIDADES)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	2	SLUSHER BUCKET 24"REBUILT (1 UNIDAD)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	3	20 HP USED JOY SLUSHER DBLE DRUM (4 UNIDADES)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	4	20 HP USED SULLIVAN SLUSHER DBLE DRUM (2 UNIDADES)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	5	SLUSHER BUCKET 24" REBUILT (1 UNIDAD)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	6	INGERSOLL RAND AIR SLUSHERS (AS IS) 5 CYLINDER 2- DRUM FRAME 2" (2 UNIDADES)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	7	SLUSHER BUCKET 24" FROM F & H MINE SUPPLY INC. (4 UNIDADES)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	8	24" SCRAPERS (5 UNITS)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	9	24" SCRAPERS (2 UNITS)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	10	30" SCRAPERS (2 UNITS)	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	11	JOY DOUBLE DRUM, 20HP 440 VOLT	SAN MATEO MINE
STRAGGLER EQUIPMENT WITH WINCHES AND SQUEEZES	12	IR SINGLE DRUM HOISTS (4 UNIDADES)	SAN MATEO MINE
COMPRESSED AIR SYSTEM ACCESSORIES	13	COMPRESSED AIR TANK AF-STPS-130-RSP-0185- 2015	SAN MATEO MINE
COMPRESSED AIR SYSTEM ACCESSORIES	14	TANK FOR COMPRESSED AIR AF-STPS-130-RSP-0001- 2015.	SAN MATEO MINE
COMPRESSED AIR SYSTEM ACCESSORIES	15	SAT-10025 COMPRESSED AIR TANK (10-F-09-98-02)	SAN MATEO MINE
COMPRESSED AIR SYSTEM ACCESSORIES	16	COMPRESSED AIR TANK 10-F-08-38-02	SAN MATEO MINE
COMMUNICATION EQUIPMENT AND ACCS	17	4 MINING PHONES BRAND TAGE BOSS	SAN MATEO MINE
UNDERGROUND MINE RESCUE EQUIPMENT	18	6 DRAGUER EQUIPMENT USE MODEL AIR ELITE - MSA C BRAND	SAN MATEO MINE
UNDERGROUND MINE RESCUE EQUIPMENT	19	6 DRAGUER TRAINING EQUIPMENT AIR ELITE MODEL - MSA BRAND	SAN MATEO MINE
PORTABLE MINE LAMPS	50	LOT OF 50 SEMI-NEW MOD 4A MINING LAMPS	WAREHOUSE MINE (PATIO SAN MATEO
PORTABLE MINE LAMPS	24	LOT OF 24 NEW MOD KL8 SEMI MINING LAMPS	WAREHOUSE MINE (PATIO SAN MATEO
IMPORTANT ELECTRICAL TRANSFORMERS	1	SU-STATION NO. 1, 500KVA 34,500/440/254/220/127 TRANSFORMER	PATIO STA. JUANA
IMPORTANT ELECTRICAL TRANSFORMERS	2	SUB-STATION NO. 1, 2000KVA 34,500/4,160 TRANSFORMER	PATIO STA. JUANA
IMPORTANT ELECTRICAL TRANSFORMERS	3	SUB-STATION NO. 2, 750KVA 4,160/480 TRANSFORMER	PATIO STA JUANA
IMPORTANT ELECTRICAL TRANSFORMERS	4	LEVEL 12 SUB-STATION, 500KVA TRANSFORMER 4,160/440/254	STA JUANA WINCH LEVEL 12
IMPORTANT ELECTRICAL TRANSFORMERS	5	LEVEL 12 SUB-STATION, 300KVA TRANSFORMER 4,160/550/254	STA JUANA WINCH LEVEL 12
IMPORTANT ELECTRICAL TRANSFORMERS	6	LEVEL 18 SUB-STATION, 500KVA TRANSFORMER 4,160/460/254	STA JUANA SHOOTING LEVEL 18
IMPORTANT ELECTRICAL TRANSFORMERS	7	SUB-ESTACION BAY-PASS TRANSFORMADOR DE 500KVA 4,160/460/254	RAMPA GENERAL
IMPORTANT ELECTRICAL TRANSFORMERS	8	SUBSTATION NO. 4 SAN MATEO 3, 500KVA/4,160/460 TRANSFORMER	SAN MATEO TRES
IMPORTANT ELECTRICAL TRANSFORMERS	9	RAMPA SAN MATEO SUBSTATION, 1,500KVA/34,500/4,160 TRANSFORMER	BOCA MINA RAMPA SAN MATEO

IMPORTANT ELECTRICAL TRANSFORMERS	10	RAMPA SAN MATEO SUBSTATION, 500KVA/34,500/460/254 TRANSFORMER	BOCA MINA RAMPA SAN MATEO
IMPORTANT ELECTRICAL TRANSFORMERS	11	500KVA/ 4,140/460/166 TRANSFORMER	NEXT TO BOCA MINA SN SUBSTATION. MATTHEW
IMPORTANT ELECTRICAL TRANSFORMERS	12	1500KVA 34,500/ TRANSFORMER DOES NOT MARK IT	BY DIESEL TANKS
IMPORTANT ELECTRICAL TRANSFORMERS	13	MOBILE TRANSFORMER SUB-STATION 500KVA/4,160/460 YELLOW COLOR	RAMPA SAN MATEO
IMPORTANT ELECTRICAL TRANSFORMERS	14	MOBILE TRANSFORMER SUB-STATION 500KVA/4,160/460 YELLOW COLOR	RAMPA GENERAL SANTA JUANA
IMPORTANT ELECTRICAL TRANSFORMERS	15	SUB-STATION NO. 3 112.5KVA/4,160/400/277 TRANSFORMER	RAMPA GENERAL
IMPORTANT ELECTRICAL TRANSFORMERS	16	SUB-STATION NO. 2 30KVA TRANSFORMER 4,160/440/254	GENERAL RAMP AT THE HEIGHT OF NICHE 6
IMPORTANT ELECTRICAL TRANSFORMERS	17	25KA COMPACT TWO-SECTION SUB-STATION MODEL DWPP-0744-N3RA230	SUB-STATION NO. 4 SAN MATEO 3
IMPORTANT ELECTRICAL TRANSFORMERS	18	25KA COMPACT TWO-SECTION SUB-STATION MODEL DWPP-0744-N3RA230	BOCA MINA RAMPA SAN MATEO
IMPORTANT ELECTRICAL TRANSFORMERS	19	34-SPACE N-QO LIGHTING PANEL WITH THERMALS AND 225A MAIN SWITCH	STA. JUANA MAIN SUB-STATION
IMPORTANT ELECTRICAL TRANSFORMERS	20	75KVAR 460V CAPACITOR BANK WITH 125A MAIN SWITCH	STA. JUANA MAIN SUB-STATION
IMPORTANT ELECTRICAL TRANSFORMERS	21	70KVAR 460V CAPACITOR BANK WITH 100A MAIN SWITCH	TOP OF ST. JUANA MAIN SUBSTATION
IMPORTANT ELECTRICAL TRANSFORMERS	22	800A 460V MAIN SWITCH IN 3R CABINET	AT THE MOUTH OF THE MINE OF ST. JUANA
IMPORTANT ELECTRICAL TRANSFORMERS	23	TWO SET OF 5KVA 4,160 BLADES	GENERAL RAMP NEXT TO MACHINE SHOP
IMPORTANT ELECTRICAL TRANSFORMERS	24	MOTOR CONTROL CENTER MODEL LSRQ04/1	AT BOCA MINA SAN MATEO MAIN SUBSTATION
IMPORTANT ELECTRICAL TRANSFORMERS	25	45KVAR 460V CAPACITOR BANK	AT BOCA MINA SAN MATEO MAIN SUBSTATION
IMPORTANT ELECTRICAL TRANSFORMERS	26	SIEMENS 600A THERMOMAGNETIC SWITCH	STA JUANA COMPRESSOR AREA
IMPORTANT ELECTRICAL TRANSFORMERS	27	50KVAR 460V CAPACITOR BANK	SAN MATEO SUB-STATION CONTROL ROOM
IMPORTANT ELECTRICAL TRANSFORMERS	28	TEST SENTINEL 250A 440V	IN MECHANICAL WORKSHOP
IMPORTANT ELECTRICAL TRANSFORMERS	29	30-SPACE ALUM BOARD	IN MECHANICAL WORKSHOP
IMPORTANT ELECTRICAL TRANSFORMERS	30	30KVA 460V/220/127 DRY TRANSFORMER	SAN MATEO MECHANICAL WORKSHOP DINING ROOM
IMPORTANT ELECTRICAL ACCESSORIES		30KVA 460V/220/127 DRY TRANSFORMER	SAN MATEO MECHANICAL WORKSHOP DINING ROOM
IMPORTANT ELECTRICAL ACCESSORIES	1	5KVA 460V/220/127 DRY TRANSFORMER	CONTAINERS ABOVE IN FRONT OF TALLER DE SAN MATEO
IMPORTANT ELECTRICAL ACCESSORIES	2	30KVA 460V/220/127 DRY TRANSFORMER	UNDER THE STAIRS OF GENERAL OFFICES
IMPORTANT ELECTRICAL ACCESSORIES	3	30KVA 460V/220/127 DRY TRANSFORMER	UNDER THE STAIRS OF GENERAL OFFICES
IMPORTANT ELECTRICAL ACCESSORIES	4	42-SPACE LIGHTING PANEL	UNDER THE STAIRS OF GENERAL OFFICES
IMPORTANT ELECTRICAL ACCESSORIES	5	12-SPACE LIGHTING PANEL	UNDER THE STAIRS OF GENERAL OFFICES
IMPORTANT ELECTRICAL ACCESSORIES	6	12-SPACE LOAD CENTER	UNDER THE STAIRS OF GENERAL OFFICES
IMPORTANT ELECTRICAL ACCESSORIES	7	FULL VOLTAGE STARTER FOR 15HP 460V	INTERIOR STA JUANA MINE CC-1410
IMPORTANT ELECTRICAL ACCESSORIES	8	FULL VOLTAGE STARTER FOR 15HP 460V	INTERIOR SN MINE. MATEO HILETAS-1440
IMPORTANT ELECTRICAL ACCESSORIES	9	SOFT STARTER FOR 250HP 460V CONTROL 127V	CALF VENTILATION
IMPORTANT ELECTRICAL ACCESSORIES	10	250HP 460V REDUCED VOLTAGE STARTER W/50KVAR CAPACITOR BANK	RAMPA GENERAL BAY PASS

IMPORTANT ELECTRICAL ACCESSORIES	31	SOFT STARTER FOR 250HP 460V CONTROL 127V	STA JUANA SHOOTING LEVEL 18
MAJOR ELECTRICAL TRANSFORMERS (CONT ́N)	32	FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR OF THE SAN MATEO SM-3 RECESS MINE
MAJOR ELECTRICAL TRANSFORMERS	33	FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR OF THE SAN MATEO SM-3 RECESS MINE
MAJOR ELECTRICAL TRANSFORMERS	34	FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR OF THE HEIFER MINE 1390
MAJOR ELECTRICAL TRANSFORMERS	35	FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR MINE SHORT SECTION RAMP
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR MINE SHORT SECTION RAMP
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR MINA STOCK 1420 STA JUANA
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	INTERIOR OF MINE LEVEL 12 STA. JUANA
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL DUAL VOLTAGE STARTER FOR 2X15HP 460V	28.- INTERIOR OF THE CALVES MINE 1390
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL VOLTAGE STARTER FOR 50HP 460V	30.- INTERIOR OF THE MINE IN FRONT OF PULMON SN. MATTHEW
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL VOLTAGE STARTER FOR 50HP 460V	31.- INTERIOR OF SANTA JUANA MINE 1410
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL VOLTAGE STARTER FOR 75HP 460V (60 HP)	INTERIOR MINE RAMP SPIRAL 1410
MAJOR ELECTRICAL ACCESSORIES (CONT ́N)		FULL VOLTAGE STARTER FOR 75HP 460V	INTERIOR SN MINE. MATEO CALVES 1400
ELECTRIC TRANSMISSION LINE		4,160V MEDIUM VOLTAGE POWER LINE	SAN MATEO MINE
MINE PUMPING EQUIPMENT	1	BOMBA TSURUMI DE 40HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	2	BOMBA TSURUMI DE 30HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	3	BOMBA TSURUMI DE 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	4	BOMBA TSURUMI DE 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	5	TSURUMI DE BOMBA 7.5HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	6	BOMBA TSURUMI DE 5HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	7	BOMBA TSURUMI DE 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	8	BOMA SUMERGIBLE FLYGT 2HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	9	BOMA SUMERGIBLE FLYGT 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	10	BOMA SUMERGIBLE FLAYHT 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	11	BOMA SUMERGIBLE FLYGT 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	12	BOMA SUMERGIBLE FLYGT 5HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	13	ESTATOR SUMERGIBLE FLYGT 15HP 460V	SAN MATEO MINE
MINE PUMPING EQUIPMENT	14	MOTOR SUMERGIBLE 30HP 460V SUMERGIBLE	SAN MATEO MINE
MINE PUMPING EQUIPMENT	15	BOMA SUMERGIBLE FLYGT 15HP 460V SUMERGIBLE	SAN MATEO MINE
MINE PUMPING EQUIPMENT	16	15HP 460V SUBMERSIBLE TSURUMI PUMP	SAN MATEO MINE
MINE PUMPING EQUIPMENT	17	15HP 460V SUBMERSIBLE TSURUMI PUMP	SAN MATEO MINE